Fees Summary	Oct. 21, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	48,048.44
Total Transaction Valuation	552,280,885.83
Total Offset Amount	0
Net Fee	$ 48,048.44
Offset Table N/A	N/A